Q1 2020 Earnings Release April 20, 2020 Exhibit 99.2

DISCLAIMER Forward-Looking Statements This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market areas; the impact of COVID-19 on our business, including the impact of the actions taken by governmental authorities to try and contain the virus or address the impact of the virus on the United States economy (including, without limitation, the CARES Act), and the resulting effect of all of such items on our operations, liquidity and capital position, and on the financial condition of our borrowers and other customers; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; changes in management personnel; interest rate risk; concentration of our products and services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; risks related to the integration of acquired businesses and any future acquisitions; our ability to successfully identify and address the risks associated with our possible future acquisitions, and the risks that our prior and possible future acquisitions make it more difficult for investors to evaluate our business, financial condition and results of operations, and impairs our ability to accurately forecast our future performance; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets or deferred tax assets; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally or locally, which may adversely affect pricing and terms; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of FDIC, insurance and other coverages; failure to receive regulatory approval for future acquisitions; and increases in our capital requirements. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in Triumph’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 11, 2020. Non-GAAP Financial Measures This presentation includes certain non‐GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non‐GAAP financial measures to GAAP financial measures are provided at the end of the presentation. Numbers in this presentation may not sum due to rounding. Unless otherwise referenced, all data presented is as of March 31, 2020. PAGE

COMPANY OVERVIEW PAGE Triumph Bancorp, Inc. (NASDAQ: TBK) (“Triumph”) is a financial holding company headquartered in Dallas, Texas. Triumph offers a diversified line of community banking, national lending, and commercial finance products through its bank subsidiary, TBK Bank, SSB. www.triumphbancorp.com TOTAL ASSETS $5.4 billion MARKET CAP $626.6 million TOTAL LOANS $4.3 billion TOTAL DEPOSITS $3.7 billion Data is as of and for the quarter ended March 31, 2020

PLATFORM OVERVIEW – BRANCH NETWORK 61 TOTAL BRANCHES 37 in Colorado 15 in Illinois 3 in Iowa 3 in New Mexico 2 in Kansas 1 in Texas BRANCH LOCATIONS as of March 31, 2020 PAGE

PLATFORM OVERVIEW – LENDING 26% Texas GEOGRAPHIC LENDING CONCENTRATIONS1 as of March 31, 2020 19% Colorado 1% Kansas 6% Iowa 13% Illinois 2% New Mexico 1 States with a physical branch presence. Excludes factored receivables PAGE

COVID-19 RESPONSE We are supporting our customers and communities affected by the COVID-19 pandemic. Loan payment deferral program and participation in the Paycheck Protection Program (PPP). As of April 15th, we have executed 404 deferrals on outstanding loan balances of $233 million. We have 397 additional deferral requests on outstanding loan balances of $276 million. As of April 17th, we have closed or approved with the SBA, 732 PPP loans representing $158 million in funding. We are waiving a variety of deposit fees for a period of time and supporting the prompt processing of government stimulus payments including such payments for non-bank customers. We continue to invest in, serve, and care for our communities. Local teams have made donations and purchased meals for those in need, including first responders. We invoked our Pandemic Preparedness Plan to protect and support our team members and business. Most branches remain open with drive-through access. Front line customer service team receiving premium pay. Over 90% of non-retail staff team members are working from home with minimal impact to our operations or service levels. PAGE

COVID-19 EXPOSURE Industry Total Exposure1 (millions) % of Gross Loans Retail $195.5 4.52% Energy $133.1 3.08% Hospitality $128.9 2.98% Restaurants $55.1 1.27% Health Care/Senior Care $41.6 0.96% Energy Total Exposure1 (millions) Factoring $51.6 Equipment finance $49.0 Asset-based lending $11.5 Other $20.9 No exposure to E&P or reserve based lending Retail Total Exposure1 (millions) Retail real estate $67.9 Vehicle lending (DFP) $42.9 Grocery and sundries2 $39.9 Liquid Credit $13.9 Factoring $11.3 Other $19.6 March 31, 2020 exposure to industries most impacted by COVID-19 1 On balance sheet loans and unfunded commitments to lend. 2 Includes exposure to grocery, pharmacy, gas stations, convenience stores and pet stores. PAGE

Q1 2020 RESULTS AND RECENT DEVELOPMENTS PAGE Diluted loss per share of $0.18 for the quarter Total loans held for investment increased $126.0 million The commercial finance portfolio increased $135.1 million, the national lending portfolio increased $61.2 million, and the community banking portfolio decreased $70.3 million Excluding premium finance loans, total loans held for investment grew $227.1 million and the national lending portfolio increased $162.3 million Total deposits decreased $107.9 million, or 2.9%; however, noninterest bearing demand deposits grew $36.7 million, or 4.5% Repurchased 871,319 shares of common stock into treasury stock under the stock repurchase program at an average price of $40.81, for a total of $35.6 million, effectively completing the stock repurchase program authorized on October 16, 2019. Adopted new Accounting Standard Update 2016-13, “Financial Instruments – Credit Loses (Topic 326): Measurement of Credit Losses on Financial Instruments” $(4.5) million Net loss to common stockholders LOAN GROWTH 3.0% Loans Held for Investment NIM 5.63% Net Interest Margin1 ROATCE (4.09%) Return on Average Tangible Common Equity2 TCE/TA 7.77% Tangible Common Equity / Tangible Assets2 1 Includes discount accretion on purchased loans of $2,134 in Q1 2020 2 Reconciliations of non-GAAP financial measures can be found at the end of the presentation

LONG TERM PERFORMANCE GOALS VS ACTUAL Q1 NET INTEREST INCOME TO AVERAGE ASSETS Q1: 5.12% Goal 6.00 - 6.50% NET OVERHEAD RATIO Q1: 4.12% Goal 3.00 - 3.50% Annualized performance metrics presented are for the three months ended March 31, 2020 Reconciliations of these financial measures can be found at the end of the presentation PRE-PROVISION NET REVENUE Q1: 1.00% Goal > 3.00% CREDIT COSTS Q1: 1.42% Goal < 0.30% TAXES Q1: (0.06%) Goal ~ 0.57% RETURN ON AVERAGE ASSETS Q1: (0.36%) Goal > 2.00% AVERAGE TANGIBLE COMMON EQUITY TO AVERAGE ASSETS Q1: 8.93% Goal ~ 8.75% RETURN ON AVERAGE TANGIBLE COMMON EQUITY (“ROATCE”) Goal > 20.00% Q1: (4.09%) PAGE

LOAN PORTFOLIO TOTAL LOANS COMMUNITY BANKING Focused on core deposit generation and business lending in the communities we serve COMMERCIAL FINANCE Factoring, asset based lending, and equipment finance produce top tier return on assets NATIONAL LENDING Mortgage warehouse to provide portfolio diversification, premium finance to complement our commercial finance products, and liquid credit to opportunistically scale our loan portfolio $4,325.1 Total loans include $4.2 million of 1-4 residential mortgage loans held for sale and $0.3 million of liquid credit loans held for sale Chart data labels – dollars in millions PAGE $2,027.6 47% $1,385.6 32% $911.9 21% $4,325.1

LOAN PORTFOLIO DETAIL COMMUNITY BANKING 47% of Total Portfolio NATIONAL LENDING 21% of Total Portfolio COMMERCIAL FINANCE 32% of Total Portfolio $2,027.6 $911.9 $1,385.6 Chart data labels – dollars in millions (1) Includes $4.2 million of mortgage loans held for sale (2) Includes $0.3 million of liquid credit loans held for sale PAGE $2,027.6 47% $1,385.6 32% $911.9 21% Commercial Real Estate $985.8 Construction, Land & Development $198.1 1-4 Family Residential(1) $173.9 Farmland $133.6 COMMERCIAL Agriculture $111.0 General $404.9 CONSUMER $20.3 Triumph Business Capital $641.4 Other Factored Receivables $19.7 EQUIPMENT FINANCE $479.5 ASSET BASED LENDING $245.0 MORTGAGE WAREHOUSE $739.2 LIQUID CREDIT(2) $172.7

TRIUMPH BUSINESS CAPITAL FACTORING Yield of 16.13% in the current quarter Average annual charge-off rate of 0.42% over the past 3 years * On June 2, 2018, we acquired $131.0 million of transportation factoring assets via the acquisition of Interstate Capital Corporation and certain of its affiliates [Pie Chart] Transportation Non-Transportation 80% 20% [Bar/Line Chart] Total Purchases Number of Invoices Purchased [Bar Chart] Average Invoice Size PAGE

TRANSPORTATION FINANCE Gross transportation revenue consists of factoring revenue from transportation clients, interest and fees from commercial loans to borrowers in transportation industries, transportation related insurance commissions, and revenue from TriumphPay. Total gross revenue consists of total interest income and noninterest income. Transportation assets include transportation related factored receivables and commercial loans to borrowers in transportation industries. By proudly banking the trucking industry, we intend to be a dominant player in a large industry that is a profitable sector for a well-positioned bank. Products we offer to transportation clients include: Checking Treasury management Factoring Equipment finance TriumphPay Commercial lending Fuel cards Premium finance Insurance brokerage PAGE

CARRIER PAYMENT PLATFORM CLIENTS ON PLATFORM [Bar/Line Chart] Invoice and Payment Trends Number of Invoices Payment Amounts Processed Total payment amounts processed (annualized) Total invoices processed (annualized) PAGE

LOAN PORTFOLIO PAGE

DEPOSIT MIX PAGE March 31, 2020 23% 16% 3% 11% 10% 29% 9%

FINANCIAL HIGHLIGHTS

Key Metrics	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
	As of and For the Three Months Ended				
Performance ratios - annualized					
Return on average assets	(0.36%)	1.31%	1.17%	1.09%	1.33%
Return on average tangible common equity (ROATCE) [(1)]	(4.09%)	14.54%	12.56%	11.19%	13.43%
Yield on loans[(2)]	7.22%	7.48%	7.63%	7.95%	7.99%
Cost of total deposits	1.05%	1.15%	1.19%	1.14%	0.99%
Net interest margin[(2)]	5.63%	5.72%	5.85%	5.99%	6.15%
Net non-interest expense to average assets	4.12%	3.46%	3.64%	3.68%	3.70%
Efficiency ratio	82.44%	70.15%	71.93%	71.37%	70.54%
Asset Quality[(3)]					
Non-performing assets to total assets	1.09%	0.87%	0.91%	0.86%	0.84%
ACL to total loans	1.04%	0.69%	0.76%	0.77%	0.76%
Net charge-offs to average loans	0.04%	0.08%	0.01%	0.05%	0.03%
Capital[(4)]					
Tier 1 capital to average assets	9.62%	10.03%	10.37%	10.84%	11.32%
Tier 1 capital to risk-weighted assets	9.03%	10.29%	10.08%	11.08%	11.76%
Common equity tier 1 capital to risk-weighted assets	8.24%	9.46%	9.26%	10.19%	10.81%
Total capital to risk-weighted assets	11.63%	12.76%	11.79%	12.88%	13.62%
Per Share Amounts					
Book value per share	$ 24.45	$ 25.50	$ 24.99	$ 24.56	$ 24.19
Tangible book value per share [(1)]	$ 16.64	$ 17.88	$ 17.40	$ 17.13	$ 16.82
Basic earnings (loss) per common share	$ (0.18)	$ 0.67	$ 0.56	$ 0.48	$ 0.55
Diluted earnings (loss) per common share	$ (0.18)	$ 0.66	$ 0.56	$ 0.48	$ 0.55

TRIUMPH

1) Reconciliations of non-GAAP financial measures can be found at the end of the presentation. Adjusted metrics exclude material gains and expenses related to merger and acquisition-related activities, net of tax where applicable. 2) Includes discount accretion on purchased loans of $1,557 in 1Q19, $1,297 in 2Q19, $1,159 in 3Q19, $1,555 in 4Q19, and $2,134 in 1Q20 (dollars in thousands). 3) Asset quality ratios exclude loans held for sale. 4) Current quarter ratios are preliminary

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NON-GAAP FINANCIAL RECONCILIATION Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2020 2019 2019 2019 2019 Average total stockholders' equity $627,369 $647,546 $646,041 $652,347 $644,960 Average goodwill and other intangibles (189,359) (191,551) (193,765) (196,002) (198,389) Average tangible common stockholders' equity $438,010 $455,995 $452,276 $456,346 $446,571 Net income (loss) $(4,450) $16,709 $14,317 $12,730 $14,788 Average tangible common equity 438,010 455,995 452,276 456,346 446,571 Return on average tangible common equity (4.09%) 14.54% 12.56% 11.19% 13.43% Total stockholders' equity $589,347 $636,590 $633,693 $643,362 $646,216 Goodwill and other intangibles (188,208) (190,286) (192,440) (194,668) (197,015) Tangible common stockholders' equity $401,139 $446,304 $441,253 $448,694 $449,201 Common shares outstanding at end of period 24,101,120 24,964,961 25,357,985 26,198,308 26,709,411 Tangible book value per share $16.64 $17.88 $17.40 $17.13 $16.82 Total assets at end of period $5,353,729 $5,060,297 $5,039,697 $4,783,189 $4,529,783 Goodwill and other intangibles (188,208) (190,286) (192,440) (194,668) (197,015) Tangible assets at period end $5,165,521 $4,870,011 $4,847,257 $4,588,521 $4,332,768 Tangible common stockholders' equity ratio 7.77% 9.16% 9.10% 9.78% 10.37% PAGE

NON-GAAP FINANCIAL RECONCILIATION Ratios may not recalculate due to rounding Metrics and non-GAAP financial reconciliation (cont'd) For the Three Months Ended For the Three Months Ended March 31, 2020 March 31, 2020 (Dollars in thousands, except per share amounts) GAAP (Dollars in thousands, except per share amounts) GAAP Net interest income to average total assets: Return on average total assets: Net interest income $62,500 Net interest income to average assets 5.12% Average total assets 4,906,547 Net noninterest expense to average assets ratio (4.12%) Net interest income to average assets 5.12% Pre-provision net revenue to average assets 1.00% Credit costs to average assets (1.42%) Net noninterest expense to average total assets: Taxes to average assets 0.06% Total noninterest expense $57,690 Return on average assets (0.36%) Total noninterest income 7,477 Net noninterest expense $50,213 Average tangible common equity to average assets: Average total assets 4,906,547 Average tangible equity $438,010 Net noninterest expense to average assets ratio 4.12% Average assets 4,906,547 Average tangible equity to average assets 8.93% Pre-provision net revenue to average total assets: Net interest income $62,500 Return on average tangible common equity: Net noninterest expense 50,213 Return on average assets (0.36%) Pre-provision net revenue $12,287 Average tangible equity to average assets 8.93% Average total assets 4,906,547 Return on average tangible common equity: (4.09%) Pre-provision net revenue to average assets 1.00% Credit costs to average total assets: Credit loss expense $17,361 Average total assets 4,906,547 Credit costs to average assets 1.42% Taxes to average total assets: Income tax expense (benefit) $(624) Average total assets 4,906,547 Taxes to average assets (0.06%) PAGE